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                                                                   EXHIBIT 10.16


                            SHARE PURCHASE AGREEMENT


               THIS AGREEMENT dated > is between:


               <name of shareholder>, <address>

                                                                 ("Shareholder")

AND

               PIVOTAL SOFTWARE INC., (BC Incorporation No. 398393), a company incorporated under the laws of British Columbia with its registered and records office located at 2800-666 Burrard Street, Vancouver, BC V6C 2Z7

                                                                     ("Company")


BACKGROUND

A. The Shareholder is the registered holder of > Class A Common shares without par value in the capital of the Company ("Class A Shares").

B. The Shareholder has agreed to sell the Class A Shares to the Company, which has agreed to buy them from the Shareholder upon the terms and conditions set out herein.


AGREEMENTS

     For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1. The Shareholder acknowledges having received from the Company upon the execution of this Agreement, > Class B Common shares with a par value of $> per share, in the capital of the Company ("New Shares") from the Company and in consideration thereof:

     (a) assigns, transfers and conveys title to the Class A Shares to the Company, its successors and assigns; and

     (b) warrants to the Company that it has good title to and is the legal and beneficial owner of the Class A Shares, free and clear of all liens, charges and encumbrances, and has authority to assign, transfer and convey them as aforesaid.

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                                      -2-


2. The Shareholder acknowledges having received from the Company the New Shares as full and complete consideration for the Class A Shares.

     This Agreement constitutes the entire Agreement between the parties and there are no agreements collateral hereto relating to the subject matter hereof.

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Agreement as of the date of this Agreement.



SIGNED AND DELIVERED in the          )
presence of:                         )
                                     )
-------------------------------------)    --------------------------------------
(Signature)                          )    Name of Shareholder:
                                     )
-------------------------------------)
(Print Name)                         )
                                     )
-------------------------------------)
(Address)                            )
                                     )
-------------------------------------)
(Occupation)                         )
(as to all signatures)               )
                                     )


PIVOTAL SOFTWARE INC.
By:

-------------------------------------
Authorized Signatory